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Exhibit 99.2
Consolidated Energy Inc.
(OTC BB: CEIW)
 (photograph of mine)

Safe Harbor Statement
This presentation may contain forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Because such statements are subject to risks and uncertainties actual results may differ materially from those expressed or implied by such forward-looking statements. For a more detailed review of the Company's operating results, interested parties should review the information contained in the Company's Form 10-KSB for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

Key Facts
 Symbol                                           CEIW (OTCBB)
 Corporate Headquarters                           Stanville, KY
 Stock Price (5/05/05) and 52-week range          $3.15 $1.01 to $5.85
 Basic and Fully Diluted Shares Outstanding*      14,092,626   38,950,222
 Float
 Market Capitalization*
 Volume (daily 90-day average)                    47,500
 Debt (3/31/05)                                   $8,317,083)
 Institutional Ownership Shares                   27% of fully diluted
 Full-time employees                              35 (non-unionized labor)
 Fiscal Year                                      December 31st
 Accounting Firm                                  Killman, Murrell & Co., PC

*Includes 13,791,420 shares to be issued in the Saudi American Minerals, Inc. merger

Corporate Officers and Board
Management
 Dave Guthrie - President and CEO
 Barry Tackett - CFO and Treasurer
 Joseph Jacobs - Secretary

Board of Directors
 Dr. Edward Jennings - Chairman
 Dave Guthrie
 Barry Tackett
 Carl Baker
 Joseph Jacobs

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Clean Coal Merger
 Merger with Saudi American Minerals, Inc. (SAMI)
 Definitive agreement to acquire 100% of SAMI
  - Executed in June 2003
 Agreement allows CEIW to obtain SAMI's patented clean coal technology Stock transaction at a 3:2 exchange
  - Represents 13,791,420 shares of CEIW)
 Agreement to become effective upon the SEC's approval of an S-4 filing
  - Expected to be filed with SEC by the 3rd Quarter of 2005

Clean Coal Technology
 Patented process is designed to increase the BTU of low quality coal
  - Substantially Increases the value of low grade lignite and sub-bituminous coal
  - Market Potential: Over 1 billion tons/year
  - Potential environmentally harmful elements captured and removed without disintegrating the coal
  - Process requires 4-18 minutes retention time vs. 2-6 hours
 Further development will require limited Capital Expenditures
  - Additional funding will be pursued via grants and partners

 (Chart, US Electric Generation)
 (Chart, Coal price per ton April 2002 to April 2005)
 (photograph of mining operations)

CEIW Coal Reserves
 Over 40,000,000 tons of proven coal reserves located in Warfield, KY
  - Pond Creek: Long-term contract with American Electric Power
  - Alma: Long-term contract with American Electric Power
  - Taylor: Production expected in August 2005
  - Coalburg: Production expected in 1st quarter '06
  - Morgan County: Producing for spot market
 Pond Creek, Alma, Taylor, and Coalburg are all within 100 yards of each other Seeking additional coal reserves

 (Chart, production timeline)

Pond Creek Seam
 Underground mine in Martin County, KY
  - 2.5 million tons proven and permitted reserves, with an additional 2.1 million tons of unproven reserves
  - 2.5 million tons recoverable reserves
  - Washed: 13,200 BTU, 0.78% - 1.2% sulfur, < 7% ash content
 CEIW to deliver over 1.4 million tons of coal to AEP
  - Contract for 40,000 tons of coal per month
  - 36 month contract begins June 2005
  - Coal priced at $51 per ton
  - Costs estimated at $42 per ton
 Production to begin in June 2005
  - Expected ramp-up in 3Q05
  - Full production of 40,000 per month ($2.0 million in revenue)
 Equipment in place, awaiting wash plant facility and slope completion

Pond Creek Slope Construction

 CEIW is cutting three engineered slopes to the Pond Creek seam
  - Directly below the Alma seam
 Slope construction completion scheduled for 3rd quarter of 2005

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 Total cost estimated at $1,688,000
  - Equipment and Materials: $955,000
  - Total Labor: $733,000
  - Three slopes will descend 90 feet at a 9 degree angle
  - Each slope estimated at 600 feet long

Alma Seam
 Underground mine in Martin County, KY
  - 14.6 million tons proven and permitted reserves
  - 8.7 million tons recoverable reserves
  - Washed: 12,500 BTU, 1.2 - 1.9% sulfur, < 8% ash
 Production to begin in June 2005
  - Expected ramp-up in 3Q05
  - Production expectation of 40,000 per month
 Long-term contract with American Electric Power
  - Price averages $54/ton ($2.8 million in monthly revenue)
  - Costs estimated at $42 per ton
 Equipment in place, awaiting wash plant facility

Taylor Seam
 Underground mine in Martin County, KY
  - 2.2 million tons proven reserves,  Additional 1.5 million tons probable
  - Permit for 2.2 million tons expected in late-July
  - Washed: 12,200 - 12,500 BTU, 1.2% sulfur, 8% ash content
 Production to begin in 1Q06
  - Production expected to be 25,000 per month
  - Production consists of one under ground continuous mining section Seeking long-term contracts
  - Price estimated at $54 per ton ($1.35 million in monthly revenue)
  - Costs estimated at $42 per ton
 Preparation and surface "face up" of mine will produce 75,000 tons
  - Mine preparation work expected in August 2005
  - Capital outlays of $1.5 million

Morgan County Seams
 Surface mines in Morgan County, KY
  - 1.2 million tons proven reserves
  - 1.0 million tons recoverable reserves
  - 11,500 - 12,200 BTU, 1.2% sulfur, 12% to 16% ash content
 Currently producing coal
 - Expected ramp-up in 4th Q05
 - Production expected to be 20,000 per month
 Seeking long-term contracts
 - Selling price estimated at $52 per ton
 - Costs estimated at $38 per ton

Coalburg Seam
 Surface mine in Morgan County, KY
  - 13.1 million tons proven and permitted reserves
  - 11.1 million tons recoverable reserves
  - 12,500   12,700 BTU, 0.6% sulfur, < 7% ash content
 Production to begin in 3rd Q06
  - Expected ramp-up in 2nd Q07
  - Full production of 60,000 per month
 Expect to receive long-term contracts in early FY06
  - Selling price estimated at $60 per ton
  - Costs estimated at $38 per ton
 Requires additional equipment, preparation work, etc

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Wash Plant Facility Project
 Construct a wash plant facility to enhance the quality of produced coal
  - Located at the opening of the Alma and Pond Creek seams
  - 350 tons per hour capacity
 Permitted for washing all coal production from Warfield
  - Coarse coal: 60% of production
  - Fine coal: 40% of production
 Total projected cost of $4 million
  - pad preparation is complete
  - Wash plant scheduled to be operational in the 3rd quarter of 2005

Run-Rate Analysis
 Anticipated run-rate production of 118,000 tons per month by September 2005
  - Weighted Average Price per ton of $54 to $58
  - Weighted Average Cost per ton of $40 to $42
 Revenue run-rate of $72 to $77+ million
 EBITDA run-rate of $16 to 22 million
 Recent financing has well positioned the Company to support anticipated production
 Dependant on exercise of $7 million Additional Investor Rights by institutional investors from February 2004 capital raise
  - $3.0 million to construct Wash Plant Facility
  - $2.5 million to purchase equipment Pond Creek
  - $1.0 million in Alma equipment and working capital

Comparable Analysis
                              Price    Market  Enterprise   FY06      EV to
                             5/23/05    Cap      Value     EBITDA    EBITDA
                            -------   -------   -------   -------   -------
MEE Massey Energy           $ 39.69   $ 3,050   $ 3,730   $   721      5.2x
CNX Consol Energy             46.58     4,250     4,580       795      5.8x
ACI Arch Coal                 47.55     3,010     3,670       600      6.1x
BTU Peabody Energy Corp       45.76     5,980     6,760       817      8.3x
FCL Foundation Coal           24.50     1,110     1,795       339      5.3x
ANR Alpha Natural Resources   26.35     1,420     1,650       345      4.8x
NCOC National Coal             6.40        88       107        16      6.7x

                  Average                                              6.0x

CEIW* Consolidated Energy   $  3.05   $   119   $   134   $    22      6.1x

Statistics based on fully-diluted share count of 38.2 million. CEIW EV assumes $14 million in convertible debt.

Source: Various research analysts and CEIW estimates.

Summary

 Strong coal market for the foreseeable future
 $73 million contract with American Electric Power
 $36 million contract with American Electric Power
 Potential "wild card" with the clean coal technology
 Knowledgeable and experienced management team
 Abundance of coal reserves (over 41 million tons)
 Estimated production by September 2005
  - 40,000 tons/month from Pond Creek seam
  - 40,000 tons/month from Alma seam
  - 40,000 tons/month from Taylor and Morgan County
 Run-rate based on expected September 2005 production
  - Revenue of $72 to $77 million and EBITDA of $16 to $22 million